Acknowledgment

The undersigned, Keary Ecklund, Tammy Ecklund, The Indoor Football League, Inc., Green Bay Bombers, Inc., Madison Mad Dogs, Inc., Dayton Football, Inc., Flint Football, Inc., Wichita Football, Inc., Johnstown Football, Inc., Peoria Football, Inc., Sioux Falls Football, Inc., Fargo Football, Inc., LaCrosse Football Inc., Duluth Football, Inc., Erie Football, Inc., Sioux City Football, Inc., Wheeling Football, Inc., Bismarck Football, Inc., Rapid City Football, Inc., Billings Football, Inc., Mankato Football, Inc., and Casper Football, Inc. (collectively, the "IFL Group" hereby agree, acknowledge and covenant to The Orlando Predators Entertainment, Inc. ("OPE") as set forth in this Acknowledgment.

Whereas, the undersigned have entered into that certain Asset Purchase and Sale Agreement (the "Asset Agreement"), dated of even date herewith, with IFL Acquisition Co., L.L.C. "Acquisition Sub"), pursuant to which the undersigned have agreed to sell to Acquisition Sub certain assets used in the operation of a minor league of indoor football towns (the "Business") as more specifically delineated in the Asset Agreement (the "Assets").

Whereas, certain of the Assets are thereafter being transferred by Acquisition Sub to OPE, including, but not limited to, the following (collectively, the "OPE Assets"): (1) all of the sport and training equipment and uniforms used in the operation of the Business and/or the Teams (as that term is defined in the Asset Agreement); (2) all of the Inventory, if any, of souvenir and licensed merchandise relating to the operation of the Business or the Teams; and (3) all of the furniture, furnishings, supplies and other tangible personal property listed on the attached Schedule I and all of the intangible personal property used in connection with the operation of the Business and/or the Teams.

Whereas, consideration to be paid by OPE to Acquisition Sub for the transfer of the OPE Assets will be delivered, by endorsement or otherwise, to the IFL Group in consideration of the conveyance of the Assets by the IFL Group to Acquisition Sub.

Whereas, it is the intent and desire of the IFL Group to have the representations, warranties, covenants, releases and escrowed funds inure to the benefit of OPE.

Now, therefore, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the IFL Group do hereby jointly and severally agree as follows:

     1. Incorporation by Reference: The provisions of (I) Section 2(d) and Exhibit "D" (Release of Liability), (ii) Section 9 (Seller's Representations and Warranties), (iii) Section II (Indemnification), (iv) Section 9(i) (Securities Act Representation), (v) Exhibit "H" (Covenant not to Compete); and (vi) Exhibit "G" (Personal Guaranty) of the Asset Agreement are hereby incorporated in this Acknowledgment by this reference as if fully set forth herein and are incorporated for the benefit of and shall inure to the benefit of, and the rights thereunder shall be exercisable and enforceable by, OPE.

     2. Representations Regarding OPE Assets: With respect to the OPE Assets, the IFL Group jointly and severally represent and warrant: (a) upon transfer of the OPE Assets to OPE, OPE shall possess good, marketable and indefeasible title to the OPE Assets, free and clear of any and all liens or encumbrances whatsoever and in good condition and repair; (b) the OPE Assets have been paid for in full prior to their transfer to Acquisition Sub; (c) all taxes which may result in a lien on the OPE Assets have been paid current including, without limitation, all sales or transfer taxes; and (d) the transfer of the OPE Assets do not require the consent of any third parties. Such warranties and representations shall survive the execution and delivery of this Acknowledgment. The representations set forth In the Asset Agreement and this Acknowledgment shall survive the closing of the transactions contemplated in the Asset Agreement and this Acknowledgment.

                                       INDOOR FOOTBALL LEAGUE, INC.,

                                       By: /s/ Keary Ecklund
                                       ---------------------
                                       Keary Ecklund
                                       Its: President

                                       GREEN BAY BOMBERS, INC.

                                       By: /s/ Keary Ecklund
                                       ---------------------
                                       Keary Ecklund, President

                                       MADISON MAD DOGS, INC.

                                       By: /s/ Keary Ecklund
                                       ---------------------
                                       Keary Ecklund, President


                                       KEARY ECKLUND,

                                       By: /s/ Keary Ecklund
                                       ---------------------
                                       Keary Ecklund, an individual

                                       TAMMY ECKLUND,

                                       By: /s/ Tammy Ecklund
                                       ---------------------
                                       Tammy Ecklund, an individual

                                       DAYTON FOOTBALL, INC.

                                       By: /s/ Keary Ecklund
                                       ---------------------
                                       Keary Ecklund, its President

                                       FLINT FOOTBALL, INC.

                                       By: /s/ Keary Ecklund
                                       ---------------------
                                       Keary Ecklund, its President

                                       WICHITA FOOTBALL, INC.

                                       By: /s/ Keary Ecklund
                                       ---------------------
                                       Keary Ecklund, its President

                                       JOHNSTOWN FOOTBALL, INC.

                                       By: /s/ Keary Ecklund
                                       ---------------------
                                       Keary Ecklund, its President

                                       PEORIA FOOTBALL, INC.

                                       By: /s/ Keary Ecklund
                                       ---------------------
                                       Keary Ecklund, its President

                                       SIOUX FALLS FOOTBALL, INC.

                                       By: /s/ Keary Ecklund
                                       ---------------------
                                       Keary Ecklund, its President

                                       FARGO FOOTBALL, INC.

                                       By: /s/ Keary Ecklund
                                       ---------------------
                                       Keary Ecklund, its President

                                       LACROSSE FOOTBALL, INC.

                                       By: /s/ Keary Ecklund
                                       ---------------------
                                       Keary Ecklund, its President

                                       DULUTH FOOTBALL, INC.

                                       By: /s/ Keary Ecklund
                                       ---------------------
                                       Keary Ecklund, its President

                                       ERIE FOOTBALL, INC.

                                       By: /s/ Keary Ecklund
                                       ---------------------
                                       Keary Ecklund, its President

                                       SIOUX CITY FOOTBALL, INC.

                                       By: /s/ Keary Ecklund
                                       ---------------------
                                       Keary Ecklund, its President

                                       WHEELING FOOTBALL, INC.

                                       By: /s/ Keary Ecklund
                                       ---------------------
                                       Keary Ecklund, its President

                                       BISMARK FOOTBALL, INC.

                                       By: /s/ Keary Ecklund
                                       ---------------------
                                       Keary Ecklund, its President

                                       RAPID CITY FOOTBALL, INC.

                                       By: /s/ Keary Ecklund
                                       ---------------------
                                       Keary Ecklund, its President

                                       BILLINGS FOOTBALL, INC.

                                       By: /s/ Keary Ecklund
                                       ---------------------
                                       Keary Ecklund, its President

                                       MANKATO FOOTBALL, INC.

                                       By: /s/ Keary Ecklund
                                       ---------------------
                                       Keary Ecklund, its President

                                       CASPER FOOTBALL, INC.

                                       By: /s/ Keary Ecklund
                                       ---------------------
                                       Keary Ecklund, its President